Exhibit 10(e)

                             ALBERTO-CULVER COMPANY

                             1994 STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS

                      (as amended through October 23, 1997)

                              --------------------


   1.  Purpose.  The  principal  purpose  of the  1994  Stock  Option  Plan  for
Non-Employee Directors (the "Director Plan") is to benefit Alberto-Culver Company (the "Company") and its subsidiaries by offering its non-employee directors an opportunity to become holders of the Company's Class A common stock, par value $.22 per share, in order to enable them to represent the viewpoint of other stockholders of the Company more effectively and to encourage them to continue serving as directors of the Company.

   2. Administration. The Director Plan shall be administered by the Board of Directors, whose interpretation of the terms and provisions of the Director Plan shall be final and conclusive.

   3. Eligibility. Options shall be granted under this Director Plan only to members of the Board of Directors who are not officers or employees of the Company or any of its subsidiaries.

   4.   Granting of Options.

      (a) An option to purchase 7,500 shares of Class A common stock from the Company shall be automatically granted by the Board of Directors, without further action required, to each director of the Company upon his or her initial election or appointment as a director of the Company and to each person who is an incumbent director on October 27, 1994; provided such director is eligible at that time under the terms of Paragraph 3 of this Director Plan, and provided, further, that no person shall be granted more than one such option pursuant to this Director Plan. An aggregate of 150,000 shares shall be available under this Director Plan. Such number of shares, and the number of shares subject to options outstanding under this Director Plan, shall be subject in all cases to adjustment as provided in Paragraph 10. No option shall be granted under this Director Plan subsequent to October 27, 2004.

      (b) Shares subject to options may be made available from unissued or treasury shares of stock. Notwithstanding the provisions of subparagraph 4(a), any shares released from any unexercised or expired options may be made subject to additional options granted under this Director Plan.


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      (c)  Nothing  contained  in this  Director  Plan or in any option  granted pursuant hereto shall in itself confer upon any optionee any right to continue serving as a director of the Company or interfere in any way with any right of the Board of Directors or stockholders of the Company to remove such director pursuant to the certificate of incorporation or by-laws of the Company or applicable law.

   5. Option Price. Subject to adjustment under Paragraph 10, the option price shall be the Fair Market Value (as defined below) of the Company's Class A common stock on the date the option is granted. For purposes of the Director Plan, "Fair Market Value" shall mean the average of the high and low transaction prices of a share of Class A common stock as reported in the New York Stock Exchange Composite Transactions on the date as of which such value is being determined or, if there shall be no reported transactions for such date, on the next preceding date for which transactions were reported.

   6. Duration of Options, Increments and Extensions. Subject to the provisions of Paragraph 8, each option shall be for a term of ten (10) years. Subject to the provisions of Paragraph 11, each option shall become exercisable with respect to 25% of the total number of shares one year after the date of grant and with respect to an additional 25% at the end of each twelve-month period thereafter during the succeeding three years.

   7. Exercise of Option. An option may be exercised by giving written notice to the Company, attention of the Secretary, specifying the number of shares of Class A common stock to be purchased, accompanied by the full purchase price for such number of shares, either in cash, by check, or in shares of Class A common stock, or by a combination thereof. The per share value of the Class A common stock delivered in payment of the option price shall be the Fair Market Value of the Class A common stock on the date of exercise.

   8.   Termination - Exercise Thereafter.

      (a) If an optionee dies without having fully exercised his or her option, the executors or administrators of his or her estate or legatees or distributees shall have the right during a one (1) year period following his or her death (but not after the expiration of the term of such option) to exercise such option in whole or in part but only to the extent that the optionee could have exercised the option at the date of his or her death.

      (b) If any optionee resigns from the Board of Directors due to physical disability or retirement, the optionee's option shall terminate three (3) months after his or her resignation (but not after the expiration of the term of such option) and may be exercised only to the extent that such optionee could have exercised the option at the date of his or her resignation.

      (c) If the optionee resigns from the Board of Directors for any other reason other than physical disability or retirement, the optionee's option shall terminate upon said resignation; provided, however, that if such resignation occurs following a Change in Control (as such term is defined in paragraph 11(b) hereof), the optionee's option shall terminate three (3) months after his or her

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resignation (but not after the expiration of the term of such option) and may be exercised to the extent that such optionee could have exercised it at the date of his or her resignation.

   9. Non-Transferability of Options. No option shall be transferable by the optionee otherwise than by will or the laws of descent and distribution, and each option shall be exercisable during an optionee's lifetime only by the optionee.

   10. Adjustment upon Change in Stock. Each option and the number and kind of shares subject to future options under the Director Plan will be adjusted, as may be determined to be equitable by the Board of Directors, in the event there is any change in the outstanding Class A common stock of the Company by reason of a stock dividend, recapitalization, merger, consolidation, split-up, combination or exchange of shares, or the like, and the Board of Directors determination of such adjustment provisions shall be final, conclusive and binding.

   11.  Change in Control

   (a) (1) Notwithstanding any provision of the Director Plan, in the event of a Change in Control, all outstanding options shall immediately be exercisable in full and shall be subject to the provisions of paragraph 11(a)(2) or 11(a)(3), to the extent that either such paragraph is applicable.

      (2) Notwithstanding any provision of the Director Plan, in the event of a Change in Control in connection with which the holders of shares of the Company's Class A common stock receive shares of
              common  stock  that  are  registered   under  Section  12  of  the
              Securities   Exchange  Act  of  1934  (the  "Exchange  Act"),  all
              outstanding options shall immediately be exercisable in full and there shall be substituted for each share of the Company's Class A common stock available under the Director Plan, whether or not then subject to an outstanding option, the number and class of shares into which each outstanding share of the Company's Class A common stock shall be converted pursuant to such Change in Control. In the event of any such substitution, the purchase price per share of each option shall be appropriately adjusted by the Board of Directors, such adjustments to be made without an increase in the aggregate purchase price.

      (3) Notwithstanding any provision in the Director Plan, in the event of a Change in Control in connection with which the holders of the Company's Class A common stock receive consideration other than shares of common stock that are registered under Section 12 of the Exchange Act, each outstanding option shall be surrendered to the Company by the holder thereof, and each such option shall imme-diately be cancelled by the Company, and the holder shall receive, within ten (10) days of the occurrence of such Change in Control, a cash payment from the Company in an amount equal to the number of shares of the Company's Class A common stock then subject to such option, multiplied by the excess, if any,

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              of (i) the greater of (A) the  highest per share price  offered to stockholders of the Company in any transaction whereby the Change in Control takes place or (B) the Fair Market Value of a share of the Company's Class A common stock on the date of occurrence of the Change in Control over (ii) the purchase price per share of the Company's Class A common stock subject to the option. The Company may, but is not required to, cooperate with any person who is subject to Section 16 of the Exchange Act to assure that any cash payment in accordance with the foregoing to such person is made in compliance with Section 16 of the Exchange Act and the rules and regulations thereunder.

   (b) "Change in Control" means:

      (1) The occurrence of any one or more of the following events:

        (A) The acquisition by any individual, entity or group (a "Person"), including any "person" within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act of beneficial ownership within the meaning of Rule 13d-3 promulgated under the Exchange Act of both (x) 20% or more of the combined voting power of the then outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities") and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons (as such term is defined in paragraph 11(c)); provided, however, that a Change in Control shall not result from an acquisition of Company Voting Securities:

              (i) directly from the Company, except as otherwise provided in paragraph 11(b)(2)(A);

              (ii) by the Company, except as otherwise provided in paragraph 11(b)(2)(B);

              (iii)  by an Exempt Person;

              (iv) by an employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or

              (v) by any corporation pursuant to a reorganization, merger or consolidation involving the Company, if, immediately after such reorganization, merger or consolidation, each of the conditions described in clauses (i) and (ii) of paragraph 11(b)(1)(C) shall be satisfied.

        (B) The cessation for any reason of the members of the Incumbent Board (as such term is defined in paragraph 11(d)) to constitute at least a majority of the Board of Directors.

        (C) Approval by the stockholders of the Company of a reorganization, merger or

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      consolidation   unless,   in  any  such  case,   immediately   after  such
      reorganization, merger or consolidation:

              (i) more than 60% of the combined voting power of the then outstanding securities of the corporation resulting from such reorganization, merger or consolidation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals or entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such reorganization, merger or consolidation; and

              (ii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such reorganization, merger or consolidation.

        (D) Approval by the stockholders of the Company of the sale or other disposition of all or substantially all of the assets of the Company other than (x) pursuant to a tax-free spin-off of a subsidiary or other business unit of the Company or (y) to a corporation with respect to which, immediately after such sale or other disposition:

              (i) more than 60% of the combined voting power of the then outstanding securities thereof entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners of the combined voting power of all of the Outstanding Company Voting Securities immediately prior to such sale or other disposition; and

              (ii) at least a majority of the members of the board of directors thereof were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board of Directors providing for such sale or other disposition.

        (E) Approval by the stockholders of the Company of a plan of complete liquidation or dissolution of the Company.

      (2) Notwithstanding the provisions of paragraph 11(b)(1):

        (A) no acquisition of Company Voting Securities shall be subject to the exception from the definition of Change in Control contained in clause (i) of paragraph 11(b)(1)(A) if such acquisition results from the exercise of an exercise, conversion or exchange privilege unless the security being so exercised, converted or exchanged was acquired directly from the Company; and

        (B) for purposes of clause (ii) of paragraph 11(b)(1)(A), if any Person (other than the Company, an Exempt Person or any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company) shall, by reason

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      of an acquisition of Company Voting Securities by the Company,  become the beneficial owner of (x) 20% or more of the combined voting power of the Outstanding Company Voting Securities and (y) combined voting power of Outstanding Company Voting Securities in excess of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons, and such Person shall, after such acquisition of Company Voting Securities by the Company, become the beneficial owner of any additional Outstanding Company Voting Securities and such beneficial ownership is publicly announced, such additional beneficial ownership shall constitute a Change in Control.

   (c) "Exempt Person" (and collectively, the "Exempt Persons") means:

      (1)  Leonard H. Lavin or Bernice E. Lavin;

      (2) any descendant of Leonard H. Lavin and Bernice E. Lavin or the spouse of any such descendant;

      (3)  the estate of any of the persons described in paragraph 11(c)(1) or
           (2);

      (4) any trust or similar arrangement for the benefit of any person described in paragraph 11(c)(1) or (2); or

      (5) the Lavin Family Foundation or any other charitable organization established by any person described in paragraph 11(c)(1) or (2).

   (d) "Incumbent Board" means those individuals who, as of October 24, 1996, constitute the Board of Directors, provided that:

      (1) any individual who becomes a director of the Company subsequent to such date whose election, or nomination for election by the Company's stockholders, was approved either by the vote of at least a majority of the directors then comprising the Incumbent Board or by the vote of at least a majority of the combined voting power of the Outstanding Company Voting Securities held by the Exempt Persons shall be deemed to have been a member of the Incumbent Board; and

      (2) no individual who was initially elected as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act, or any other actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors or the Exempt Persons shall be deemed to have been a member of the Incumbent Board.

   12. Amendment of Director Plan. The Board of Directors may amend or discontinue this Director Plan at any time; provided, however, that no such amendment or discontinuance shall (i) change or impair any option previously granted without the consent of the optionee, (ii) increase the

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maximum  number  of shares  which may be  purchased  by all  eligible  directors pursuant to this Director Plan, (iii) change the purchase price, or (iv) change the option period or increase the time limitations on the grant of options.

   13. Effective Date. This Director Plan has been adopted and authorized by the Board of Directors for submission to the stockholders of the Company. If this Director Plan is approved by the affirmative vote of the holders of a majority of the voting stock of the Company voting in person or by proxy at a duly held stockholders' meeting, it shall be deemed to have become effective on October 27, 1994, the date of adoption by the Board of Directors. Options may be granted under this Director Plan prior, but subject, to the approval of this Director Plan by stockholders of the Company and, in each such case, the date of grant shall be determined without reference to the date of approval of this Director Plan by the stockholders of the Company.

  3.9 Stockholder Approval. The SVIP shall be submitted to stockholders of the Company for their approval and adoption at the annual meeting of stockholders to be held January 26, 1995, or any adjournment thereof. No award shall be payable hereunder unless and until the SVIP has been so approved and adopted. Thereafter, the SVIP shall be resubmitted to the stockholders for approval and adoption every five years.















































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